Exhibit 99.1

Bank of Hawaii Corporation 2010 Financial Results

•            2010 Diluted Earnings Per Share $3.80

•            2010 Net Income $183.9 Million

•            Diluted Earnings Per Share for the Fourth Quarter of 2010 $0.84

•            Net Income for the Fourth Quarter of 2010 $40.6 Million

•            Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 24, 2011) — Bank of Hawaii Corporation (NYSE: BOH) today reported net income of $40.6 million or $0.84 per diluted share for the fourth quarter of 2010 compared with $40.5 million or $0.84 per diluted share for the fourth quarter of 2009.  Net income for the full year of 2010 was $183.9 million or $3.80 per diluted share, up from net income of $144.0 million or $3.00 per diluted share in the previous year.

“Bank of Hawaii Corporation finished 2010 with solid financial performance,” said Peter S. Ho, Chairman, CEO, and President.  “During the quarter we continued to see strong core deposit growth.  Our loan portfolio grew slightly compared with the third quarter of 2010.  Our balance sheet remained strong with high levels of liquidity, reserves, and capital.  Credit quality continues to improve.  The Hawaii economy is continuing to recover due, in part, to improving arrival and spend statistics in our visitor industry.  Bank of Hawaii is well positioned to meet the needs of our marketplace as conditions improve.”

The return on average assets for the fourth quarter of 2010 was 1.24 percent and the return on average equity for the quarter was 15.08 percent.  The return on average assets in 2010 was 1.45 percent, up from 1.22 percent in 2009.  The return on average equity for the year was 18.16 percent, up from 16.42 percent in 2009.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2010 was $96.6 million, down $7.2 million from net interest income of $103.8 million in the fourth quarter of 2009 and down $2.2 million from net interest income of $98.8 million in the third quarter of 2010.  Net interest income, on a taxable equivalent basis, for the full year of 2010 was $407.5 million, down $6.0 million from net interest income of $413.5 million in 2009.  Analyses of changes in net interest income are included in Tables 7a, 7b and 7c.

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The net interest margin was 3.15 percent for the fourth quarter of 2010, a 42 basis point decrease from the same quarter last year and a 12 basis point decrease from the previous quarter. The net interest margin for the full year of 2010 was 3.41 percent, a 31 basis point decrease from 3.72 percent in 2009.  The reduction in the net interest margin was largely the result of higher levels of liquidity, lower interest rates, and lower loan balances.

Results for the fourth quarter of 2010 included a provision for credit losses of $5.3 million compared with $26.8 million in the fourth quarter of 2009 and $13.4 million in the third quarter of 2010.  The provision for credit losses equaled net charge-offs in the fourth and third quarters of 2010.  The provision for credit losses exceeded net charge-offs by $1.0 million in the fourth quarter of 2009.  The provision for credit losses for the full year of 2010 was $55.3 million compared with $107.9 million in 2009.

Noninterest income was $51.5 million for the fourth quarter of 2010, compared with $80.8 million in the fourth quarter of 2009 and $63.1 million in the third quarter of 2010. Noninterest income in the fourth quarter of 2009 included net gains of $25.7 million on sales of investment securities and net gains of $2.5 million related to the sale of the Company’s insurance subsidiary and the disposal of leased assets.  Noninterest income in the third quarter of 2010 included net gains of $7.9 million on the sales of investment securities, $3.8 million related to asset sales, and a loss of $1.4 million related to the disposition of a leveraged lease.  Noninterest income for the full year of 2010 was $255.3 million compared with noninterest income of $267.8 million in 2009.

Noninterest expense was $88.7 million in the fourth quarter of 2010, up slightly from noninterest expense of $88.5 million in the fourth quarter of 2009, and down $1.2 million compared with $89.9 million in the previous quarter.  Noninterest expense in the fourth quarter of 2010 included $1.9 million for employee incentives, $1.2 million for a refresh of personal computers, and a donation of $1.0 million to the Bank of Hawaii Foundation.  Partially offsetting these expenses were a $1.3 million gain on the sale of foreclosed real estate and a $1.0 million settlement gain on the extinguishment of retiree life insurance obligations.  Noninterest expense in the fourth quarter of 2009 included $4.1 million for employee grants to purchase company stock, $2.0 million for employee incentives, and a donation of $1.0 million to the Bank of Hawaii Foundation.  Noninterest expense in the third quarter of 2010 included $5.2 million for the early termination of securities sold under agreements to repurchase.  Full year salaries and benefits expense in 2010 decreased $2.9 million, or 1.5 percent compared to 2009.  An analysis of salary and benefit expenses is included in Table 8.  Noninterest expense for the full year of 2010 was $346.2 million, down $3.8 million from 2009.

The efficiency ratio for the fourth quarter of 2010 was 60.05 percent compared with 48.02 percent in the same quarter last year and 55.57 percent in the previous quarter.  The efficiency ratio for the full year of 2010 was 52.32 percent, up slightly from 51.46 percent during the full year of 2009.

The effective tax rate for the fourth quarter of 2010 was 24.5 percent compared with 41.3 percent in the same quarter last year and 24.7 percent in the previous quarter.  The lower effective tax rate for the fourth quarter of 2010 compared to the fourth quarter of 2009 was primarily due to an adjustment to tax reserves determined during the quarter.  The effective tax rate for the full year of 2010 was 29.3 percent compared with 35.2 percent for the full year of 2009.  The lower effective tax rate for 2010 was primarily due to a first quarter adjustment in the expected utilization of capital losses on the sale of a low-income housing investment, the disposition of two leveraged leases in the third quarter, and the previously discussed adjustment in the fourth quarter.

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The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

The Company’s overall asset quality reflects the improving Hawaii economy.  Non-performing assets were $37.8 million at December 31, 2010, down from $48.3 million at December 31, 2009, and down from $45.2 million at September 30, 2010.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.71 percent at December 31, 2010.  Non-accrual loans and leases declined to $35.9 million at December 31, 2010, representing 0.67 percent of total loans and leases.  Accruing loans and leases past due 90 days or more decreased to $7.6 million during the fourth quarter of 2010.  More information on non-performing assets and accruing loans and leases past due 90 days is presented in Table 10.

Net charge-offs during the fourth quarter of 2010 were $5.3 million or 0.40 percent annualized of total average loans and leases, down from $25.8 million in the fourth quarter of 2009, and $13.4 million in the third quarter of 2010.  Net charge-offs for the fourth quarter of 2010 included recoveries of $7.3 million on two commercial construction loans.  Net charge-offs for the full year of 2010 were $51.6 million, or 0.94 percent annualized of total average loans and leases, down from $87.7 million, or 1.43 percent annualized of total average loans and leases in 2009.

The allowance for loan and lease losses was $147.4 million at December 31, 2010, unchanged from September 30, 2010, and up from $143.7 million at December 31, 2009.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.76 percent at December 31, 2010.  The reserve for unfunded commitments at December 31, 2010 was unchanged at $5.4 million.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $13.13 billion at December 31, 2010, an increase from total assets of $12.41 billion at December 31, 2009, and up from total assets of $12.72 billion at September 30, 2010.  Growth in investment securities during 2010 offset a decline in loan balances due to reduced demand, payoffs, and loan sales to reduce portfolio risk.  Total loans and leases were $5.33 billion at December 31, 2010, down from $5.76 billion at December 31, 2009, and up from $5.31 billion at September 30, 2010.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 9.

Deposit generation continued to remain strong during the fourth quarter of 2010.  Total deposits increased to $9.89 billion at December 31, 2010, higher than total deposits of $9.41 billion at December 31, 2009, and up from $9.60 billion at September 30, 2010.  Average total deposits were $9.68 billion in the fourth quarter of 2010, higher than average deposits of $9.32 billion during the same quarter last year, and up from average deposits of $9.58 billion during the previous quarter.

As a result of the strong deposit growth, the investment portfolio grew to $6.66 billion at year-end 2010, compared to $5.51 billion at December 31, 2009 and $6.36 billion at September 30, 2010.

During the fourth quarter of 2010, the Company repurchased 258.0 thousand shares of common stock at a total cost of $11.7 million under its share repurchase program.  The average cost was $45.36 per share repurchased.  From January 3 through January 21, 2011, the Company repurchased an additional 63.0 thousand shares of common stock at an average cost of $47.25 per share repurchased.  From the beginning of the share repurchase program initiated during July 2001 through December 31, 2010, the

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Company has repurchased 46.0 million shares and returned over $1.6 billion to shareholders at an average cost of $35.55 per share.  Remaining buyback authority under the share repurchase program was $63.9 million at December 31, 2010.

Total shareholders’ equity was $1.01 billion at December 31, 2010, compared to $0.90 billion at December 31, 2009, and $1.04 billion at September 30, 2010.  The ratio of tangible common equity to risk-weighted assets was 19.29 percent at December 31, 2010, up from 15.45 percent at December 31, 2009, and down slightly from 19.50 percent at September 30, 2010.  At December 31, 2010, the Tier 1 leverage ratio was 7.15 percent, up from to 6.76 percent at December 31, 2009, and unchanged from September 30, 2010.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on March 14, 2011 to shareholders of record at the close of business on February 28, 2011.

Hawaii Economy

Hawaii’s economy continued to recover during the fourth quarter of 2010 due to increasing visitor arrivals and spending.  For the first 11 months of 2010, total visitor arrivals increased 8.6 percent compared to the same period in 2009.  Total visitor spending for the first 11 months of 2010 were up 16 percent compared to the same period last year.  Hotel occupancy continued to improve and revenue per available room has finally begun to show signs of improvement.  Overall, state job growth has begun to stabilize and the statewide unemployment rate remains unchanged for the fifth straight month at 6.4 percent.  Home prices and sales remained fairly stable during the quarter.  More information on Hawaii economic trends is presented in Table 14.

Conference Call Information

The Company will review its 2010 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-783-2137.  International participants should call 857-350-1596.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning Monday, January 24, 2011 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 57311607 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1a

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
For the Period:
Operating Results
Net Interest Income	$96,273	$98,626	$103,534	$406,480	$412,334
Provision for Credit Losses	5,278	13,359	26,801	55,287	107,878
Total Noninterest Income	51,477	63,125	80,811	255,258	267,808
Total Noninterest Expense	88,722	89,890	88,520	346,236	350,024
Net Income	40,578	44,064	40,516	183,942	144,033
Basic Earnings Per Share	0.84	0.91	0.85	3.83	3.02
Diluted Earnings Per Share	0.84	0.91	0.84	3.80	3.00
Dividends Declared Per Share	0.45	0.45	0.45	1.80	1.80

Performance Ratios
Return on Average Assets	1.24%	1.37%	1.31%	1.45%	1.22%
Return on Average Shareholders’ Equity	15.08	16.64	16.91	18.16	16.42
Efficiency Ratio [1]	60.05	55.57	48.02	52.32	51.46
Operating Leverage [2]	(17.86)	(17.29)	17.29	(4.43)	—
Net Interest Margin [3]	3.15	3.27	3.57	3.41	3.72
Dividend Payout Ratio [4]	53.57	49.45	52.94	47.00	59.60

Average Balances
Average Loans and Leases	$5,317,815	$5,368,177	$5,847,820	$5,472,534	$6,144,976
Average Assets	12,964,973	12,797,219	12,279,458	12,687,717	11,783,404
Average Deposits	9,677,452	9,576,936	9,322,632	9,509,130	9,108,432
Average Shareholders’ Equity	1,067,429	1,050,535	950,833	1,012,746	877,170

Market Price Per Share of Common Stock
Closing	$47.21	$44.92	$47.06	$47.21	$47.06
High	48.27	51.60	48.14	54.10	48.14
Low	42.94	43.77	39.43	41.60	25.33

	December 31,	September 30,	December 31,
	2010	2010	2009
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,335,792	$5,312,054	$5,759,785
Total Assets	13,126,787	12,716,603	12,414,827
Total Deposits	9,888,995	9,602,462	9,409,676
Long-Term Debt	32,652	40,292	90,317
Total Shareholders’ Equity	1,011,133	1,039,561	895,973

Asset Quality
Allowance for Loan and Lease Losses	$147,358	$147,358	$143,658
Non-Performing Assets [5]	37,786	45,174	48,331

Financial Ratios
Allowance to Loans and Leases Outstanding	2.76%	2.77%	2.49%
Tier 1 Capital Ratio [6]	18.28	17.71	14.84
Total Capital Ratio [6]	19.55	18.98	16.11
Tier 1 Leverage Ratio [6]	7.15	7.15	6.76
Total Shareholders’ Equity to Total Assets	7.70	8.17	7.22
Tangible Common Equity to Tangible Assets [7]	7.48	7.95	6.98
Tangible Common Equity to Risk-Weighted Assets [7]	19.29	19.50	15.45

Non-Financial Data
Full-Time Equivalent Employees	2,399	2,428	2,418
Branches and Offices	82	83	83
ATMs	502	492	485

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2  Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes.  Measures are presented on a linked quarter basis.

3  Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

4  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

5  Excluded from non-performing assets are contractually binding non-accrual loans held for sale of $4.2 million as of December 31, 2009.

6  Tier 1 Capital Ratio, Total Capital Ratio, and Tier 1 Leverage Ratio as of December 31, 2009 were revised from 14.88%, 16.15%, and 6.78%, respectively.

7  Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.  See reconciliation of Non-GAAP financial measures in Table 1b.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures	Table 1b

	December 31,	September 30,	December 31,
(dollars in thousands)	2010	2010	2009

Total Shareholders’ Equity	$1,011,133	$1,039,561	$895,973
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	154	177	233
Tangible Common Equity	$979,462	$1,007,867	$864,223

Total Assets	$13,126,787	$12,716,603	$12,414,827
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	154	177	233
Tangible Assets	$13,095,116	$12,684,909	$12,383,077

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements	$5,076,909	$5,167,838	$5,594,532

Total Shareholders’ Equity to Total Assets	7.70%	8.17%	7.22%
Tangible Common Equity to Tangible Assets (Non-GAAP)	7.48%	7.95%	6.98%

Tier 1 Capital Ratio [1]	18.28%	17.71%	14.84%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	19.29%	19.50%	15.45%

1  Tier 1 Capital Ratio as of December 31, 2009 was revised from 14.88%.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2010	2010	2009	2010	2009

Cash Basis Interest Recoveries	$—	$—	$—	$2,832	$—
Leveraged Lease Residual Value Impairment	—	—	—	—	(968)
Investment Securities Gains, Net	—	7,877	25,707	42,849	25,707
Gain on Mutual Fund Sale	—	2,852	—	2,852	—
Gain on Disposal of Leased Equipment	—	(1,449)	977	(260)	13,795
Gain on Sale of Insurance Subsidiaries	—	904	1,511	904	2,363
Increase in Allowance for Loan and Lease Losses	—	—	(1,000)	(3,700)	(20,160)
Employee Incentive Awards	(1,949)	—	(2,000)	(1,949)	(2,000)
Cash Grants for the Purchase of Company Stock	(196)	—	(4,100)	(3,446)	(4,100)
Settlement Gain on the Extinguishment of Retiree Life Insurance Obligation	951	—	—	951	—
PC Refresh	(1,192)	—	—	(1,192)	—
FDIC Special Assessment	—	—	—	—	(5,744)
Legal Contingencies	—	—	1,152	—	(1,148)
Gain on Sale of Foreclosed Real Estate	1,343	—	—	1,343	—
Bank of Hawaii Foundation	(1,000)	—	(1,000)	(1,000)	(1,000)
REPO Early Termination Expense	—	(5,189)	—	(5,189)	—
Market Premium on Repurchased Long-Term Privately Placed Debt	—	—	—	—	(875)
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	(2,043)	4,995	21,247	34,995	5,870
Income Tax Impact Related to Lease Transactions	—	(4,003)	568	(3,541)	3,781
Income Tax Impact	(715)	2,256	7,095	12,340	(2,434)
Net Significant Income (Expense) Items	$(1,328)	$6,742	$13,584	$26,196	$4,523

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
Interest Income
Interest and Fees on Loans and Leases	$67,915	$70,198	$77,457	$287,381	$326,921
Income on Investment Securities
Trading	—	—	—	—	594
Available-for-Sale	39,546	40,775	41,369	169,151	158,244
Held-to-Maturity	1,388	1,553	2,018	6,504	9,133
Deposits	7	5	2	28	20
Funds Sold	160	211	353	1,076	1,776
Other	279	278	277	1,111	1,106
Total Interest Income	109,295	113,020	121,476	465,251	497,794
Interest Expense
Deposits	5,918	7,041	10,317	29,196	54,058
Securities Sold Under Agreements to Repurchase	6,425	6,670	6,411	25,996	25,934
Funds Purchased	7	10	7	30	22
Long-Term Debt	672	673	1,207	3,549	5,446
Total Interest Expense	13,022	14,394	17,942	58,771	85,460
Net Interest Income	96,273	98,626	103,534	406,480	412,334
Provision for Credit Losses	5,278	13,359	26,801	55,287	107,878
Net Interest Income After Provision for Credit Losses	90,995	85,267	76,733	351,193	304,456
Noninterest Income
Trust and Asset Management	11,190	10,534	11,746	44,889	46,174
Mortgage Banking	4,549	6,811	4,218	18,576	22,995
Service Charges on Deposit Accounts	11,632	12,737	14,160	53,039	54,470
Fees, Exchange, and Other Service Charges	15,196	15,500	14,935	61,006	60,122
Investment Securities Gains (Losses), Net	(1)	7,877	25,707	42,848	25,770
Insurance	2,309	2,646	2,326	9,961	20,015
Other	6,602	7,020	7,719	24,939	38,262
Total Noninterest Income	51,477	63,125	80,811	255,258	267,808
Noninterest Expense
Salaries and Benefits	46,809	46,840	50,973	185,713	188,568
Net Occupancy	10,504	10,186	10,367	40,988	41,053
Net Equipment	5,902	4,545	4,393	19,371	17,713
Professional Fees	2,116	905	3,243	7,104	12,439
FDIC Insurance	3,198	3,159	3,251	12,564	17,342
Other	20,193	24,255	16,293	80,496	72,909
Total Noninterest Expense	88,722	89,890	88,520	346,236	350,024
Income Before Provision for Income Taxes	53,750	58,502	69,024	260,215	222,240
Provision for Income Taxes	13,172	14,438	28,508	76,273	78,207
Net Income	$40,578	$44,064	$40,516	$183,942	$144,033
Basic Earnings Per Share	$0.84	$0.91	$0.85	$3.83	$3.02
Diluted Earnings Per Share	$0.84	$0.91	$0.84	$3.80	$3.00
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.80	$1.80
Basic Weighted Average Shares	48,034,234	48,189,358	47,813,490	48,055,025	47,702,500
Diluted Weighted Average Shares	48,275,474	48,462,154	48,223,406	48,355,965	48,009,277

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 4

	December 31,	September 30,	December 31,
(dollars in thousands)	2010	2010	2009
Assets
Interest-Bearing Deposits	$3,472	$2,641	$8,755
Funds Sold	438,327	174,288	291,546
Investment Securities
Available-for-Sale	6,533,874	6,213,949	5,330,834
Held-to-Maturity (Fair Value of $134,028; $148,631; and $186,668)	127,249	141,192	181,018
Loans Held for Sale	17,564	18,765	16,544
Loans and Leases	5,335,792	5,312,054	5,759,785
Allowance for Loan and Lease Losses	(147,358)	(147,358)	(143,658)
Net Loans and Leases	5,188,434	5,164,696	5,616,127
Total Earning Assets	12,308,920	11,715,531	11,444,824
Cash and Noninterest-Bearing Deposits	165,748	267,597	254,766
Premises and Equipment	108,170	108,855	110,976
Customers’ Acceptances	437	1,087	1,386
Accrued Interest Receivable	41,151	40,606	45,334
Foreclosed Real Estate	1,928	5,910	3,132
Mortgage Servicing Rights	25,379	24,316	25,970
Goodwill	31,517	31,517	31,517
Other Assets	443,537	521,184	496,922
Total Assets	$13,126,787	$12,716,603	$12,414,827

Liabilities
Deposits
Noninterest-Bearing Demand	$2,447,713	$2,290,033	$2,252,083
Interest-Bearing Demand	1,871,718	1,814,934	1,609,413
Savings	4,526,893	4,423,095	4,405,969
Time	1,042,671	1,074,400	1,142,211
Total Deposits	9,888,995	9,602,462	9,409,676
Funds Purchased	9,478	9,832	8,888
Short-Term Borrowings	6,200	7,100	6,900
Securities Sold Under Agreements to Repurchase	1,901,084	1,616,243	1,618,717
Long-Term Debt	32,652	40,292	90,317
Banker’s Acceptances	437	1,087	1,386
Retirement Benefits Payable	30,885	35,461	37,435
Accrued Interest Payable	5,007	6,492	7,026
Taxes Payable and Deferred Taxes	121,517	219,525	229,140
Other Liabilities	119,399	138,548	109,369
Total Liabilities	12,115,654	11,677,042	11,518,854
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: December 31, 2010 - 57,115,287 / 48,097,672; September 30, 2010 - 57,115,287 / 48,265,014; and December 31, 2009 - 57,028,239 / 48,018,943)	570	570	569
Capital Surplus	500,888	499,437	494,318
Accumulated Other Comprehensive Income	26,965	66,953	6,925
Retained Earnings	932,629	914,901	843,521
Treasury Stock, at Cost (Shares: December 31, 2010 - 9,017,615; September 30, 2010 - 8,850,273; and December 31, 2009 - 9,009,296)	(449,919)	(442,300)	(449,360)
Total Shareholders’ Equity	1,011,133	1,039,561	895,973
Total Liabilities and Shareholders’ Equity	$13,126,787	$12,716,603	$12,414,827

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 5

				Accum.
				Other
				Comprehensive
		Common	Capital	Income	Retained	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Stock	Income
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	144,033	—	—	—	144,033	—	$144,033
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	30,567	—	—	30,567	—	—	30,567
Net Gain related to Defined Benefit Plans	5,246	—	—	5,246	—	—	5,246
Total Comprehensive Income							$179,846
Share-Based Compensation	3,552	—	3,552	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (301,306 shares)	9,444	1	(1,749)	—	(2,200)	13,392
Common Stock Repurchased (35,734 shares)	(1,337)	—	—	—	—	(1,337)
Cash Dividends Paid	(86,236)	—	—	—	(86,236)	—
Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)
Comprehensive Income:
Net Income	183,942	—	—	—	183,942	—	$183,942
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	20,231	—	—	20,231	—	—	20,231
Settlement Gain Related to Defined Benefit Plans	(608)	—	—	(608)	—	—	(608)
Net Gain related to Defined Benefit Plans	417	—	—	417	—	—	417
Total Comprehensive Income							$203,982
Share-Based Compensation	3,841	—	3,841	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (617,345 shares)	19,141	1	2,729	—	(8,011)	24,422
Common Stock Repurchased (538,616 shares)	(24,981)	—	—	—	—	(24,981)
Cash Dividends Paid	(86,823)	—	—	—	(86,823)	—
Balance as of December 31, 2010	$1,011,133	$570	$500,888	$26,965	$932,629	$(449,919)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2010			September 30, 2010			December 31, 2009
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$3.2	$—	0.81%	$4.4	$—	0.49%	$8.2	$—	0.09%
Funds Sold	211.4	0.2	0.30	303.4	0.2	0.27	534.1	0.3	0.26
Investment Securities
Available-for-Sale	6,468.5	39.8	2.46	6,158.5	41.0	2.66	4,939.2	41.6	3.37
Held-to-Maturity	134.8	1.4	4.12	148.2	1.6	4.19	188.4	2.0	4.29
Loans Held for Sale	13.2	0.1	4.77	12.7	0.1	4.59	15.6	0.2	3.95
Loans and Leases [1]
Commercial and Industrial	752.7	7.8	4.13	750.6	7.8	4.13	820.3	8.3	4.01
Commercial Mortgage	838.0	10.5	5.00	808.8	10.4	5.10	793.9	10.2	5.09
Construction	86.1	1.1	5.09	87.6	1.1	4.95	132.2	1.3	3.81
Commercial Lease Financing	352.6	2.3	2.57	380.1	2.6	2.79	438.0	3.6	3.34
Residential Mortgage	2,078.1	28.4	5.46	2,076.0	29.5	5.68	2,223.3	32.1	5.77
Home Equity	821.3	10.3	4.95	849.4	10.7	4.99	939.2	11.9	5.05
Automobile	214.4	4.0	7.38	229.1	4.4	7.54	291.8	5.8	7.85
Other [2]	174.6	3.4	7.68	186.6	3.5	7.55	209.1	4.1	7.76
Total Loans and Leases	5,317.8	67.8	5.07	5,368.2	70.0	5.20	5,847.8	77.3	5.26
Other	79.9	0.3	1.39	79.8	0.3	1.39	79.7	0.3	1.39
Total Earning Assets [3]	12,228.8	109.6	3.57	12,075.2	113.2	3.74	11,613.0	121.7	4.18
Cash and Noninterest-Bearing Deposits	240.3			227.3			209.0
Other Assets	495.9			494.7			457.5
Total Assets	$12,965.0			$12,797.2			$12,279.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,769.4	0.2	0.06	$1,770.1	0.2	0.06	$1,573.7	0.2	0.06
Savings	4,486.7	2.6	0.23	4,460.9	3.5	0.31	4,415.6	5.5	0.49
Time	1,050.9	3.1	1.18	1,075.7	3.3	1.22	1,188.2	4.6	1.53
Total Interest-Bearing Deposits	7,307.0	5.9	0.32	7,306.7	7.0	0.38	7,177.5	10.3	0.57
Short-Term Borrowings	20.1	—	0.14	26.6	—	0.15	27.9	—	0.10
Securities Sold Under Agreements to Repurchase	1,774.8	6.4	1.42	1,706.2	6.7	1.53	1,452.2	6.4	1.73
Long-Term Debt	40.0	0.7	6.72	40.3	0.7	6.68	91.4	1.2	5.27
Total Interest-Bearing Liabilities	9,141.9	13.0	0.56	9,079.8	14.4	0.63	8,749.0	17.9	0.81
Net Interest Income		$96.6			$98.8			$103.8
Interest Rate Spread			3.01%			3.11%			3.37%
Net Interest Margin			3.15%			3.27%			3.57%
Noninterest-Bearing Demand Deposits	2,370.5			2,270.2			2,145.2
Other Liabilities	385.2			396.7			434.5
Shareholders’ Equity	1,067.4			1,050.5			950.8
Total Liabilities and Shareholders’ Equity	$12,965.0			$12,797.2			$12,279.5

1 Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2 Comprised of other consumer revolving credit, installment, and consumer lease financing.

3 Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $300,000, $199,000, and $251,000 for the three months ended December 31, 2010, September 30, 2010, and December 31, 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Year Ended December 31, 2010			Year Ended December 31, 2009
(dollars in millions)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning Assets
Interest-Bearing Deposits	$4.7	$—	0.59%	$5.8	$—	0.34%
Funds Sold	390.2	1.1	0.28	690.9	1.8	0.26
Investment Securities
Trading	—	—	—	12.0	0.6	4.94
Available-for-Sale	5,854.1	170.1	2.91	3,938.2	159.4	4.05
Held-to-Maturity	154.2	6.5	4.22	211.2	9.1	4.33
Loans Held for Sale	10.8	0.9	8.51	21.7	0.8	3.85
Loans and Leases [1]
Commercial and Industrial	764.2	33.7	4.41	929.4	37.6	4.05
Commercial Mortgage	827.7	42.0	5.07	769.1	39.9	5.19
Construction	95.4	4.8	5.08	142.9	5.7	3.97
Commercial Lease Financing	385.1	11.3	2.92	453.7	13.8	3.04
Residential Mortgage	2,105.6	118.7	5.64	2,322.6	136.1	5.86
Home Equity	863.7	43.2	4.99	982.3	49.9	5.08
Automobile	241.2	18.3	7.58	319.3	25.3	7.91
Other [2]	189.6	14.5	7.66	225.7	17.8	7.87
Total Loans and Leases	5,472.5	286.5	5.23	6,145.0	326.1	5.31
Other	79.8	1.1	1.39	79.7	1.1	1.39
Total Earning Assets [3]	11,966.3	466.2	3.90	11,104.5	498.9	4.49
Cash and Noninterest-Bearing Deposits	229.6			214.8
Other Assets	491.8			464.1
Total Assets	$12,687.7			$11,783.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,715.8	1.1	0.06	$1,747.7	1.1	0.06
Savings	4,465.0	14.7	0.33	4,046.7	28.1	0.69
Time	1,088.7	13.4	1.23	1,320.1	24.9	1.88
Total Interest-Bearing Deposits	7,269.5	29.2	0.40	7,114.5	54.1	0.76
Short-Term Borrowings	23.3	—	0.13	20.3	—	0.11
Securities Sold Under Agreements to Repurchase	1,700.2	26.0	1.53	1,257.0	25.9	2.06
Long-Term Debt	61.0	3.5	5.81	100.4	5.4	5.43
Total Interest-Bearing Liabilities	9,054.0	58.7	0.65	8,492.2	85.4	1.01
Net Interest Income		$407.5			$413.5
Interest Rate Spread			3.25%			3.48%
Net Interest Margin			3.41%			3.72%
Noninterest-Bearing Demand Deposits	2,239.6			1,993.9
Other Liabilities	381.4			420.1
Shareholders’ Equity	1,012.7			877.2
Total Liabilities and Shareholders’ Equity	$12,687.7			$11,783.4

1   Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2   Comprised of other consumer revolving credit, installment, and consumer lease financing.

3   Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $975,000 and 1,137,000 for the years ended December 31, 2010 and 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended December 31, 2010 Compared to September 30, 2010
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$0.1	$—
Investment Securities
Available-for-Sale	2.0	(3.2)	(1.2)
Held-to-Maturity	(0.1)	(0.1)	(0.2)
Loans and Leases
Commercial Mortgage	0.3	(0.2)	0.1
Commercial Lease Financing	(0.1)	(0.2)	(0.3)
Residential Mortgage	—	(1.1)	(1.1)
Home Equity	(0.3)	(0.1)	(0.4)
Automobile	(0.3)	(0.1)	(0.4)
Other [2]	(0.2)	0.1	(0.1)
Total Loans and Leases	(0.6)	(1.6)	(2.2)
Total Change in Interest Income	1.2	(4.8)	(3.6)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(1.0)	(0.9)
Time	(0.1)	(0.1)	(0.2)
Total Interest-Bearing Deposits	—	(1.1)	(1.1)
Securities Sold Under Agreements to Repurchase	0.2	(0.5)	(0.3)
Total Change in Interest Expense	0.2	(1.6)	(1.4)

Change in Net Interest Income	$1.0	$(3.2)	$(2.2)

[1] The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended December 31, 2010 Compared to December 31, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.2)	$0.1	$(0.1)
Investment Securities
Available-for-Sale	11.1	(12.9)	(1.8)
Held-to-Maturity	(0.5)	(0.1)	(0.6)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and Industrial	(0.7)	0.2	(0.5)
Commercial Mortgage	0.5	(0.2)	0.3
Construction	(0.5)	0.3	(0.2)
Commercial Lease Financing	(0.6)	(0.7)	(1.3)
Residential Mortgage	(2.0)	(1.7)	(3.7)
Home Equity	(1.4)	(0.2)	(1.6)
Automobile	(1.5)	(0.3)	(1.8)
Other [2]	(0.7)	—	(0.7)
Total Loans and Leases	(6.9)	(2.6)	(9.5)
Total Change in Interest Income	3.4	(15.5)	(12.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(3.0)	(2.9)
Time	(0.5)	(1.0)	(1.5)
Total Interest-Bearing Deposits	(0.4)	(4.0)	(4.4)
Securities Sold Under Agreements to Repurchase	1.3	(1.3)	—
Long-Term Debt	(0.8)	0.3	(0.5)
Total Change in Interest Expense	0.1	(5.0)	(4.9)

Change in Net Interest Income	$3.3	$(10.5)	$(7.2)

[1] The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Year Ended December 31, 2010 Compared to December 31, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.8)	$0.1	$(0.7)
Investment Securities
Trading	(0.3)	(0.3)	(0.6)
Available-for-Sale	63.7	(53.0)	10.7
Held-to-Maturity	(2.4)	(0.2)	(2.6)
Loans Held for Sale	(0.6)	0.7	0.1
Loans and Leases
Commercial and Industrial	(7.1)	3.2	(3.9)
Commercial Mortgage	3.0	(0.9)	2.1
Construction	(2.2)	1.3	(0.9)
Commercial Lease Financing	(2.0)	(0.5)	(2.5)
Residential Mortgage	(12.4)	(5.0)	(17.4)
Home Equity	(5.8)	(0.9)	(6.7)
Automobile	(6.0)	(1.0)	(7.0)
Other [2]	(2.8)	(0.5)	(3.3)
Total Loans and Leases	(35.3)	(4.3)	(39.6)
Total Change in Interest Income	24.3	(57.0)	(32.7)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	2.6	(16.0)	(13.4)
Time	(3.9)	(7.6)	(11.5)
Total Interest-Bearing Deposits	(1.3)	(23.6)	(24.9)
Securities Sold Under Agreements to Repurchase	7.7	(7.6)	0.1
Long-Term Debt	(2.3)	0.4	(1.9)
Total Change in Interest Expense	4.1	(30.8)	(26.7)

Change in Net Interest Income	$20.2	$(26.2)	$(6.0)

[1] The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries Salaries and Benefits	Table 8

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2010	2010	2009	2010	2009
Salaries	$30,350	$30,080	$29,323	$119,515	$119,888
Incentive Compensation	5,248	3,403	5,465	15,544	17,688
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	1,220	1,045	5,789	6,805	7,775
Commission Expense	2,225	1,836	1,543	6,666	7,071
Retirement and Other Benefits	3,564	4,178	4,040	15,708	16,425
Payroll Taxes	2,033	2,287	1,952	10,084	9,972
Medical, Dental, and Life Insurance	1,018	2,263	2,482	8,242	9,001
Separation Expense	1,151	1,748	379	3,149	748
Total Salaries and Benefits	$46,809	$46,840	$50,973	$185,713	$188,568

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances	Table 9

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2010	2010	2010	2010	2009
Commercial
Commercial and Industrial	$772,624	$736,385	$758,851	$782,298	$795,167
Commercial Mortgage	863,385	817,752	816,165	834,086	841,431
Construction	80,325	88,671	88,823	104,349	108,395
Lease Financing	334,997	353,962	399,744	398,939	412,933
Total Commercial	2,051,331	1,996,770	2,063,583	2,119,672	2,157,926
Consumer
Residential Mortgage	2,094,189	2,073,340	2,087,380	2,138,094	2,190,677
Home Equity	807,479	836,990	861,196	892,109	921,571
Automobile	209,008	221,265	238,671	260,472	283,937
Other [1]	173,785	183,689	190,081	199,734	205,674
Total Consumer	3,284,461	3,315,284	3,377,328	3,490,409	3,601,859
Total Loans and Leases	$5,335,792	$5,312,054	$5,440,911	$5,610,081	$5,759,785

Higher Risk Loans Outstanding

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2010	2010	2010	2010	2009
Residential Home Building [2]	$14,964	$18,444	$18,993	$29,475	$31,067
Residential Land Loans [3]	23,745	28,149	30,262	33,514	37,873
Home Equity Loans [4]	23,179	23,957	25,055	24,595	28,076
Air Transportation [5]	37,879	38,611	39,165	39,743	50,426
Total Higher Risk Loans	$99,767	$109,161	$113,475	$127,327	$147,442

1  Comprised of other revolving credit, installment, and lease financing.

2  Residential home building loans were $34.1 million as of December 31, 2010. Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

3  We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.

4  Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.

5  We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2010	2010	2010	2010 [6]	2009 [6]
Consumer	$5,082,802	$4,976,317	$4,925,579	$4,940,576	$4,926,567
Commercial	4,292,108	4,053,306	4,036,679	4,126,287	4,115,286
Public and Other	514,085	572,839	362,401	427,221	367,823
Total Deposits	$9,888,995	$9,602,462	$9,324,659	$9,494,084	$9,409,676

6  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2010	2010	2010	2010	2009
Non-Performing Assets [1]
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$1,642	$1,287	$741	$3,342	$6,646
Commercial Mortgage	3,503	5,071	3,476	1,662	1,167
Construction	288	3,569	5,640	7,297	8,154
Lease Financing	19	117	63	73	631
Total Commercial	5,452	10,044	9,920	12,374	16,598
Consumer
Residential Mortgage	28,152	26,917	27,491	23,214	19,893
Home Equity	2,254	2,303	2,638	2,844	5,153
Other [2]	—	—	—	—	550
Total Consumer	30,406	29,220	30,129	26,058	25,596
Total Non-Accrual Loans and Leases	35,858	39,264	40,049	38,432	42,194
Non-Accrual Loans Held for Sale	—	—	—	—	3,005
Foreclosed Real Estate	1,928	5,910	3,192	3,192	3,132
Total Non-Performing Assets	$37,786	$45,174	$43,241	$41,624	$48,331

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$62	$—	$2,192	$623
Construction	—	—	—	2,170	—
Lease Financing	—	—	—	—	120
Total Commercial	—	62	—	4,362	743
Consumer
Residential Mortgage	5,399	8,031	9,019	8,136	8,979
Home Equity	1,067	1,246	2,256	1,608	2,210
Automobile	410	348	464	571	875
Other [2]	707	857	1,161	1,345	886
Total Consumer	7,583	10,482	12,900	11,660	12,950
Total Accruing Loans and Leases Past Due 90 Days or More	$7,583	$10,544	$12,900	$16,022	$13,693

Total Loans and Leases	$5,335,792	$5,312,054	$5,440,911	$5,610,081	$5,759,785

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.67%	0.74%	0.74%	0.69%	0.73%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.71%	0.85%	0.79%	0.74%	0.84%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.31%	0.75%	0.62%	0.72%	1.03%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.95%	0.91%	0.90%	0.76%	0.72%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.85%	1.04%	1.03%	1.02%	1.07%

Quarter to Quarter Changes in Non-Performing Assets [1]
Balance at Beginning of Quarter	$45,174	$43,241	$41,624	$48,331	$48,536
Additions	8,175	10,606	10,761	9,533	14,874
Reductions
Payments	(5,019)	(3,432)	(4,414)	(5,689)	(4,128)
Return to Accrual Status	(1,250)	(964)	—	(3,505)	(1,818)
Transfer to Foreclosed Real Estate	(1,133)	(2,070)	—	—	—
Sales of Foreclosed Real Estate	(5,427)	(700)	—	—	(38)
Charge-offs/Write-downs	(2,734)	(1,507)	(4,730)	(7,046)	(9,095)
Total Reductions	(15,563)	(8,673)	(9,144)	(16,240)	(15,079)
Balance at End of Quarter	$37,786	$45,174	$43,241	$41,624	$48,331

1  Excluded from non-performing assets were contractually binding non-accrual loans held for sale of $4.2 million as of December 31, 2009.

2  Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries

Reserve for Credit Losses	Table 11

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2010	2010	2009	2010	2009
Balance at Beginning of Period	$152,777	$152,777	$148,077	$149,077	$128,667
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(6,528)	(7,635)	(3,148)	(21,125)	(26,641)
Commercial Mortgage	(745)	—	—	(2,048)	(2,092)
Construction	—	—	(4,515)	(2,274)	(10,360)
Lease Financing	(95)	(108)	(9,409)	(500)	(14,022)
Consumer
Residential Mortgage	(3,182)	(1,325)	(2,697)	(12,139)	(7,768)
Home Equity	(1,859)	(2,871)	(3,489)	(15,052)	(12,722)
Automobile	(1,116)	(1,530)	(2,209)	(6,425)	(9,903)
Other [1]	(2,137)	(2,826)	(2,981)	(10,315)	(13,233)
Total Loans and Leases Charged-Off	(15,662)	(16,295)	(28,448)	(69,878)	(96,741)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	424	433	189	2,082	1,211
Commercial Mortgage	44	—	45	68	45
Construction	7,321	—	476	7,321	476
Lease Financing	118	28	50	158	131
Consumer
Residential Mortgage	190	696	340	1,544	1,059
Home Equity	967	333	125	1,597	364
Automobile	727	822	842	3,128	3,153
Other [1]	593	624	580	2,393	2,584
Total Recoveries on Loans and Leases Previously Charged-Off	10,384	2,936	2,647	18,291	9,023
Net Loans and Leases Charged-Off	(5,278)	(13,359)	(25,801)	(51,587)	(87,718)
Provision for Credit Losses	5,278	13,359	26,801	55,287	107,878
Provision for Unfunded Commitments	—	—	—	—	250
Balance at End of Period [2]	$152,777	$152,777	$149,077	$152,777	$149,077

Components
Allowance for Loan and Lease Losses	$147,358	$147,358	$143,658	$147,358	$143,658
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$152,777	$152,777	$149,077	$152,777	$149,077

Average Loans and Leases Outstanding	$5,317,815	$5,368,177	$5,847,820	$5,472,534	$6,144,976

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.39%	0.99%	1.75%	0.94%	1.43%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.76%	2.77%	2.49%	2.76%	2.49%

1   Comprised of other revolving credit, installment, and lease financing.

2   Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total

Three Months Ended December 31, 2010
Net Interest Income	$44,388	$34,333	$3,985	$13,567	$96,273
Provision for Credit Losses	6,861	(1,383)	(199)	(1)	5,278
Net Interest Income After Provision for Credit Losses	37,527	35,716	4,184	13,568	90,995
Noninterest Income	23,537	9,843	14,134	3,963	51,477
Noninterest Expense	(46,461)	(24,015)	(15,017)	(3,229)	(88,722)
Income Before Provision for Income Taxes	14,603	21,544	3,301	14,302	53,750
Provision for Income Taxes	(5,403)	(7,531)	(1,221)	983	(13,172)
Net Income	9,200	14,013	2,080	15,285	40,578
Total Assets as of December 31, 2010	$3,077,795	$2,244,883	$196,466	$7,607,643	$13,126,787

Three Months Ended December 31, 2009 [1]
Net Interest Income	$50,958	$40,008	$4,349	$8,219	$103,534
Provision for Credit Losses	11,886	14,439	489	(13)	26,801
Net Interest Income After Provision for Credit Losses	39,072	25,569	3,860	8,232	76,733
Noninterest Income	25,103	12,249	14,646	28,813	80,811
Noninterest Expense	(44,590)	(24,943)	(16,775)	(2,212)	(88,520)
Income Before Provision for Income Taxes	19,585	12,875	1,731	34,833	69,024
Provision for Income Taxes	(7,279)	(4,534)	(640)	(16,055)	(28,508)
Net Income	12,306	8,341	1,091	18,778	40,516
Total Assets as of December 31, 2009 [1]	$3,340,790	$2,464,157	$212,145	$6,397,735	$12,414,827

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total

Year Ended December 31, 2010
Net Interest Income	$188,700	$147,014	$16,567	$54,199	$406,480
Provision for Credit Losses	38,377	17,085	(129)	(46)	55,287
Net Interest Income After Provision for Credit Losses	150,323	129,929	16,696	54,245	351,193
Noninterest Income	100,859	41,304	59,948	53,147	255,258
Noninterest Expense	(175,621)	(96,225)	(58,467)	(15,923)	(346,236)
Income Before Provision for Income Taxes	75,561	75,008	18,177	91,469	260,215
Provision for Income Taxes	(27,958)	(22,272)	(6,726)	(19,317)	(76,273)
Net Income	47,603	52,736	11,451	72,152	183,942
Total Assets as of December 31, 2010	$3,077,795	$2,244,883	$196,466	$7,607,643	$13,126,787

Year Ended December 31, 2009 [1]
Net Interest Income	$215,476	$161,353	$16,942	$18,563	$412,334
Provision for Credit Losses	56,807	49,308	2,073	(310)	107,878
Net Interest Income After Provision for Credit Losses	158,669	112,045	14,869	18,873	304,456
Noninterest Income	103,048	68,098	57,732	38,930	267,808
Noninterest Expense	(173,969)	(104,182)	(64,085)	(7,788)	(350,024)
Income Before Provision for Income Taxes	87,748	75,961	8,516	50,015	222,240
Provision for Income Taxes	(32,548)	(30,671)	(3,151)	(11,837)	(78,207)
Net Income	55,200	45,290	5,365	38,178	144,033
Total Assets as of December 31, 2009 [1]	$3,340,790	$2,464,157	$212,145	$6,397,735	$12,414,827

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2010	2010	2010	2010	2009
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$67,915	$70,198	$71,997	$77,271	$77,457
Income on Investment Securities
Available-for-Sale	39,546	40,775	44,989	43,841	41,369
Held-to-Maturity	1,388	1,553	1,700	1,863	2,018
Deposits	7	5	3	13	2
Funds Sold	160	211	396	309	353
Other	279	278	277	277	277
Total Interest Income	109,295	113,020	119,362	123,574	121,476
Interest Expense
Deposits	5,918	7,041	7,930	8,307	10,317
Securities Sold Under Agreements to Repurchase	6,425	6,670	6,472	6,429	6,411
Funds Purchased	7	10	6	7	7
Long-Term Debt	672	673	1,026	1,178	1,207
Total Interest Expense	13,022	14,394	15,434	15,921	17,942
Net Interest Income	96,273	98,626	103,928	107,653	103,534
Provision for Credit Losses	5,278	13,359	15,939	20,711	26,801
Net Interest Income After Provision for Credit Losses	90,995	85,267	87,989	86,942	76,733
Noninterest Income
Trust and Asset Management	11,190	10,534	11,457	11,708	11,746
Mortgage Banking	4,549	6,811	3,752	3,464	4,218
Service Charges on Deposit Accounts	11,632	12,737	14,856	13,814	14,160
Fees, Exchange, and Other Service Charges	15,196	15,500	15,806	14,504	14,935
Investment Securities Gains (Losses), Net	(1)	7,877	14,951	20,021	25,707
Insurance	2,309	2,646	2,291	2,715	2,326
Other	6,602	7,020	5,761	5,556	7,719
Total Noninterest Income	51,477	63,125	68,874	71,782	80,811
Noninterest Expense
Salaries and Benefits	46,809	46,840	47,500	44,564	50,973
Net Occupancy	10,504	10,186	10,154	10,144	10,367
Net Equipment	5,902	4,545	4,366	4,558	4,393
Professional Fees	2,116	905	2,091	1,992	3,243
FDIC Insurance	3,198	3,159	3,107	3,100	3,251
Other	20,193	24,255	18,700	17,348	16,293
Total Noninterest Expense	88,722	89,890	85,918	81,706	88,520
Income Before Provision for Income Taxes	53,750	58,502	70,945	77,018	69,024
Provision for Income Taxes	13,172	14,438	24,381	24,282	28,508
Net Income	$40,578	$44,064	$46,564	$52,736	$40,516

Basic Earnings Per Share	$0.84	$0.91	$0.97	$1.10	$0.85
Diluted Earnings Per Share	$0.84	$0.91	$0.96	$1.09	$0.84

Balance Sheet Totals
Loans and Leases	$5,335,792	$5,312,054	$5,440,911	$5,610,081	$5,759,785
Total Assets	13,126,787	12,716,603	12,855,845	12,435,670	12,414,827
Total Deposits	9,888,995	9,602,462	9,324,659	9,494,084	9,409,676
Total Shareholders’ Equity	1,011,133	1,039,561	1,013,011	939,372	895,973

Performance Ratios
Return on Average Assets	1.24%	1.37%	1.48%	1.73%	1.31%
Return on Average Shareholders’ Equity	15.08	16.64	19.01	22.54	16.91
Efficiency Ratio [1]	60.05	55.57	49.72	45.54	48.02
Net Interest Margin [2]	3.15	3.27	3.51	3.72	3.57

1  The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Eleven Months Ended		Year Ended
($ in millions; jobs in thousands)	November 30, 2010		December 31, 2009		December 31, 2008
Hawaii Economic Trends
State General Fund Revenues [1]	$3,947.6	6.8%	$4,018.2	(12.8)%	$4,608.6	(1.6)%
General Excise and Use Tax Revenue [1]	$2,187.1	2.9	$2,296.3	(10.6)%	$2,567.8	(2.1)%
Jobs, seasonally adjusted [2]	589.6	(0.5)	586.1	(3.2)	605.6	(3.5)

	November 30,	December 31,	September 30,	December 31,
(annual percentage, except 2009 and 2010)	2010	2009	2009	2008	2007
Unemployment [3]
Statewide, seasonally adjusted	6.4%	6.8%	7.0%	5.6%	3.0%

Oahu	5.4	5.3	6.2	4.3	2.5
Island of Hawaii	9.7	9.4	10.4	7.3	3.5
Maui	8.1	8.7	9.3	6.8	3.4
Kauai	8.7	8.7	9.2	7.7	3.1

	December 31,
(percentage change, except months of inventory)	2010	2009
Housing Trends (Single Family Oahu) [4]
Median Home Price	3.1%	(7.3)%
Home Sales Volume (units)	13.4%	(1.8)%
Months of Inventory	6.0	6.8

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [2]
November 30, 2010	615.5	2.1%
October 31, 2010	603.0	1.2
September 30, 2010	596.1	(1.1)
August 31, 2010	603.0	0.8
July 31, 2010	598.4	1.5
June 30, 2010	589.6	1.8
May 31, 2010	579.3	5.0
April 30, 2010	551.7	(2.8)
March 31, 2010	567.7	4.7
February 28, 2010	542.2	(0.6)
January 31, 2010	545.5	1.1
December 31, 2009	539.5	1.5
November 30, 2009	531.5	(0.4)
October 31, 2009	533.6	(3.5)
September 30, 2009	552.8	3.5
August 31, 2009	534.1	(1.0)
July 31, 2009	539.5	5.3
June 30, 2009	512.4	(5.7)
May 31, 2009	543.6	(0.6)
April 30, 2009	546.8	6.7
March 31, 2009	512.7	(4.8)
February 28, 2009	538.4	0.5
January 31, 2009	535.5	2.6

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  University of Hawaii Economic Research Organization.

3  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

4  Source:  Honolulu Board of REALTORS.

Note:  Certain prior period seasonally adjusted information has been revised.